As Filed with the Securities and Exchange Commission on September 16, 1997
                                                           Registration No. 333-
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      under
                           The Securities Act of 1933

                                EATON CORPORATION
               (Exact name of issuer as specified in its charter)

              Ohio                                   34-0196300
    ------------------------              ---------------------------------
    (State of Incorporation)              (IRS Employer Identification No.)

                       Eaton Center, Cleveland, Ohio 44114
                    (Address of principal executive offices)

                   EATON CORPORATION SAVINGS PLAN FOR CERTAIN
                       CUTLER-HAMMER REPRESENTED EMPLOYEES

                              (Full Title of Plan)

                            E. R. Franklin, Secretary
                                Eaton Corporation
                       Eaton Center, Cleveland, Ohio 44114
                                 (216) 523-4103
           (Name, address, and telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------
                                                      Proposed     Proposed
 Title of                                             Maximum      Maximum
 Securities                             Amount        Offering     Aggregate     Amount of
 to be                                  to be         Price        Offering     Registration
 Registered                             Registered    Per Share    Price(1)          Fee
--------------------------------------------------------------------------------------------
 Common Shares with a par value
 of $.50 each                          30,000         N/A          $2,782,500    $843.18

 Plan
 Participations(2)                     Indeterminate  N/A          N/A           N/A
--------------------------------------------------------------------------------------------


(1) Estimated solely for the purpose of calculating the registration fee pursuant to Section 6(a) under the Securities Act of 1933, as amended.
(2) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, the registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Plan.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

 Item 3.  Incorporation of Documents by Reference

     The contents of Registration Statement No. 33-53521 are incorporated herein by reference. In addition, the following documents filed with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

     (a) The Company's annual report on Form 10-K for the year ended December 31, 1996.

     (b) The Company's quarterly reports on Form 10-Q for the quarters ended March 31, 1997 and June 30, 1997.

     (c) The Company's report on Form 11-K dated June 4, 1997 for the Eaton Corporation Savings Plan for Certain Cutler-Hammer Represented Employees for the year ended December 31, 1996.

     All reports and other documents subsequently filed by the Company pursuant to Sections 13, 14 and 15(d) of the Securities Exchange Act of 1934, as amended, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date of the filing of such reports and documents.

                                   SIGNATURES

    The Registrant - Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this or her Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 15th day of September, 1997.

                                      EATON CORPORATION

                                      By  /s/ G. L. Gherlein
                                        ----------------------
                                         G. L. Gherlein
                                         Executive Vice President
                                         and General Counsel

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

              Name                     Title

          *                Chairman and Chief Executive
-----------------------    Officer; Principal Executive
   Stephen R. Hardis       Officer; Director


          *                President and Chief Operating
-----------------------    Officer; Director
   Alexander M. Cutler

          *                Executive Vice President - Chief
-----------------------    Financial and Planning
   Adrian T. Dillon        Officer; Principal Financial
                           Officer

          *                Vice President and Controller;
-----------------------    Principal Accounting Officer
   Billie K. Rawot

          *                Director
-----------------------
   Neil A. Armstrong

          *                Director
-----------------------
   Phyllis B. Davis

          *                Director
-----------------------
   Ernie Green

          *                Director
-----------------------
   Ned C. Lautenbach

          *                Director
-----------------------
   John R. Miller

          *                Director
-----------------------
   Furman C. Moseley

          *                Director
-----------------------
   Victor A. Pelson

          *                Director
-----------------------
   A. William Reynolds

          *                Director
-----------------------
   Gary L. Tooker

*By        /s/ DAVID M. O'LOUGHLIN                            September 15, 1997
    ---------------------------------------
     David M. O'Loughlin, Attorney-in-Fact
     for the Officers and Directors
     Signing in the capacities indicated

                                 PLAN SIGNATURE

         The Plan - Pursuant to the requirements of the Securities Act of 1933, the Eaton Corporation Savings Plan for Certain Cutler-Hammer Represented Employees has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, Ohio, on the 15th day of September, 1997.

                      EATON CORPORATION SAVINGS PLAN FOR CERTAIN
                      CUTLER-HAMMER REPRESENTED EMPLOYEES

                      By:      Eaton Corporation Pension Administration
                               Committee

                      By:       /s/ S. J. Cook
                               -------------------------------
                               S. J. Cook, Chairperson
                               of the Pension Administration
                               Committee

                                  EXHIBIT INDEX

Exhibit
Number                     Description of Exhibit

4(a) Amended Articles of Incorporation of Eaton Corporation filed as Exhibit 3(i) to Form 8-K report dated May 19, 1994 and incorporated herein by reference.

4(b) Amended Regulations of Eaton Corporation filed as Exhibit (a)(3)(a) to Form 10-K report for the year ended December 31, 1994 and incorporated herein by reference.

5 Opinion of G. L. Gherlein, Executive Vice President and General Counsel, as to the validity of the Common Shares registered.

23(a)    Consent of Ernst & Young LLP.

23(b) Consent of G. L. Gherlein, Executive Vice President and General Counsel of Eaton Corporation, is contained in his opinion filed as Exhibit 5 to this Registration Statement.

24       Power of Attorney.



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